SCHEDULE 14A
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                  JACLYN, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

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     2)   Aggregate number of securities to which transaction applies:

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     3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)   Proposed maximum aggregate value of transaction:

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     5)   Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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     4)   Date Filed:

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                                       -2-
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                                  JACLYN, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders Of
  JACLYN, INC.


         PLEASE TAKE NOTICE that the 2004 Annual Meeting of Stockholders of JACLYN, INC., a Delaware corporation (the "Company"), will be held at the offices of the Company, 635 59th Street, West New York, New Jersey 07093, on Tuesday, November 30, 2004, at 9:00 o'clock a.m., prevailing local time, for the following purposes:

               1. To elect nine directors to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified;

               2. To ratify the appointment of Deloitte & Touche LLP, independent auditors, to serve as the auditors of the Company for the fiscal year ending June 30, 2005; and

               3. To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

         Only stockholders of record at the close of business on October 20, 2004 are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.

         Your attention is called to the Proxy Statement on the following pages. We hope that you will attend the Annual Meeting. If you do not plan to attend, please complete, sign, date and mail the enclosed proxy in the envelope provided, which requires no postage if mailed in the United States.


                                  By Order of the Board of Directors

                                           Jaclyn Hartstein
                                              Secretary


October 29, 2004


         THE BOARD OF DIRECTORS REQUESTS ALL STOCKHOLDERS TO PROMPTLY COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE POSTAGE PREPAID ENVELOPE PROVIDED.

                                  JACLYN, INC.
                                 635 59th Street
                         West New York, New Jersey 07093

                              --------------------

                                 PROXY STATEMENT

                              ---------------------


         This Proxy Statement is being furnished to stockholders on or about October 29, 2004 in connection with the solicitation by the Board of Directors of Jaclyn, Inc. (the "Company") of proxies in the enclosed form for use at the Annual Meeting of Stockholders to be held on November 30, 2004 and at any postponements and adjournments thereof (the "Annual Meeting"). Any proxy given pursuant to such solicitation and received in time for the Annual Meeting will be voted with respect to all shares represented by it in accordance with the instructions, if any, given in such proxy or, in the absence of any instruction, for the election of all of the nominees named herein to serve as directors and for ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors. Any proxy may be revoked by the person giving the proxy by written notice received by the Secretary of the Company at any time prior to its use or by voting in person at the Annual Meeting.

         Only stockholders of record at the close of business on October 20, 2004 will be entitled to notice of and to vote at the Annual Meeting. On October 20, 2004, there were outstanding 2,597,879 shares of the Company's Common Stock, $1 par value per share ("Common Stock"). Each share of Common Stock entitles the record holder thereof to one vote. The presence, in person or by proxy, of a majority of the shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business.

         The affirmative vote of a plurality of votes cast at the Annual Meeting is required to elect directors. The affirmative vote of a majority of shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting will be required to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending June 30, 2005.

                 SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS

         The following table sets forth information at October 20, 2004 with respect to each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) who is known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock, its only outstanding class of voting securities:

                                                 Amount and
                                                 Nature of               Percent
Name and Address                                 Beneficial                 of
Of Beneficial Owner                              Ownership                Class
-------------------                            ----------------           -----
Allan Ginsburg ...................             179,360 (1)(2)(3)           6.9%
  635 59th Street
  West New York, New Jersey 07093


Robert Chestnov .................              159,153 (1)(2)(4)           6.1%
  635 59th Street
  West New York, New Jersey 07093


Howard Ginsburg .................              173,756 (1)(2)(5)           6.7%
  635 59th Street
  West New York, New Jersey 07093

Bonnie Sue Levy .................              213,968 (1)(6)              8.2%
  635 59th Street
  West New York, New Jersey 07093

L. Glenn Naff ...................              248,763 (7)                 9.6%
  3623 Winding Way Road
  Roanoke, Virginia 24015

-------------------------

 * Except as otherwise indicated below, each person listed above has sole voting and dispositive power with respect to the shares indicated as beneficially owned by such person.

(1) Such stockholder, along with certain of his or her family members, trusts and custodianships for the benefit of such stockholder and his or her family members, an unrelated individual, and the Company are parties to a stockholders agreement, described below under the caption "Stockholders Agreement," which provides, among other things, that a committee of four of the signatory stockholders may direct the vote of the shares as to which such stockholder may have or share voting power. At October 20, 2004, 1,345,982 shares of Common Stock (51.8%) were subject to such stockholders agreement.
(2) Except as described in footnotes (3), (4) and (5) to this table with respect to Allan Ginsburg, Robert Chestnov and Howard Ginsburg, respectively, excludes 91,022 shares of Common Stock owned by the Jaclyn, Inc. Employee Stock Ownership Plan (the "ESOP"), with respect to which Allan Ginsburg, Robert Chestnov and Howard Ginsburg, as co-trustees, share dispositive power. If the 91,022 shares of Common Stock owned by the ESOP were included in the beneficial ownership of such individuals, Allan Ginsburg would be deemed to own 10.1% of the issued and outstanding shares of Common Stock; Robert Chestnov, 9.2%; and Howard Ginsburg, 9.9%. Each disclaims beneficial ownership of such shares.
(3) Includes 29,884 shares of Common Stock held of record by Mr. Ginsburg as custodian for his children, 10,769 shares owned by Mr. Ginsburg's wife and 1,984 shares owned by a charitable foundation of which Mr. Ginsburg serves as an officer and trustee, with respect to which Mr. Ginsburg shares voting and dispositive power. Mr. Ginsburg disclaims beneficial ownership of all of such shares. In addition, includes 8,469 shares allocated to Mr. Ginsburg's account under the ESOP.
(4) Includes 27,423 shares held of record by Mr. Chestnov as co-trustee of a trust with respect to which he shares voting and dispositive power and 3,500 shares owned by a charitable foundation of which Mr. Chestnov serves as an officer and director, with respect to which Mr. Chestnov shares voting and dispositive power. Mr. Chestnov disclaims beneficial ownership of all such shares. In addition, includes

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     372 shares of Common Stock owned by Mr. Chestnov's wife and 6,906 shares held of record by her as custodian for their children, with respect to which shares Mr. Chestnov disclaims beneficial ownership, and 10,952 shares allocated to Mr. Chestnov's account under the ESOP.
(5) Includes 55,114 shares of Common Stock held of record by Mr. Ginsburg as custodian for his children and 1,800 shares owned by his wife, with respect to all of which shares Mr. Ginsburg disclaims beneficial ownership. In addition, includes 8,469 shares allocated to Mr. Ginsburg's account under the ESOP.
(6)  Includes 6,164 shares allocated to Mrs. Levy's account under the ESOP.
(7) The number of shares listed in the immediately preceding table opposite Mr. Naff's name is based on a Schedule 13G and Forms 4 and 5 filed by Mr. Naff with the Securities and Exchange Commission, and also gives effect to the transaction set forth below under the caption "Certain Transactions." The Company believes that Mr. Naff has sole voting and dispositive power with respect to all such shares.

                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth information at October 20, 2004 as to the ownership of shares of the Company's Common Stock, its only outstanding class of equity securities, with respect to (a) each director and nominee for director, (b) each executive officer named in the Summary Compensation Table under the caption "EXECUTIVE COMPENSATION" below (the "Named Executive Officers") and (c) all directors and executive officers of the Company as a group (10 persons):

                                                                       Percent
                                   Amount and Nature of                   of
Name of Beneficial Owner         Beneficial Ownership (1)               Class
------------------------         ------------------------               -----

Abe Ginsburg .................           69,223 (2)                      2.7%
Allan Ginsburg ...............          179,360 (3)                      6.9%
Robert Chestnov ..............          159,153 (4)                      6.1%
Howard Ginsburg ..............          173,756 (5)                      6.7%
Martin Brody .................           16,387 (6)                        *
Richard Chestnov .............           62,273 (7)                      2.4%
Albert Safer .................           16,000 (8)                        *
Norman Axelrod ...............           10,000 (9)                        *
Harold Schechter .............            4,000 (10)                       *
Anthony Christon .............           64,337 (11)                     2.4%
All directors and executive
 officers as a group
 (10 persons) ................          723,566 (12)                    26.6%

-------------------------
 *  Less than one (1%) percent.

(1) Except as otherwise indicated below, each person named above and each person in the group referred to above has sole voting and dispositive power with respect to shares indicated as beneficially owned by such person or group.
(2) Includes 65,769 shares of Common Stock owned by a charitable foundation in which Abe Ginsburg serves as an officer and director and with respect to which Mr. Ginsburg shares voting and dispositive power, and 2,581 shares of Common Stock owned by a charitable foundation of which Mr. Ginsburg serves as an officer and director, and with respect to which shares Mr. Ginsburg has sole voting and dispositive power. Mr. Ginsburg disclaims beneficial ownership of all such shares.
(3) See footnotes (1), (2) and (3) to the table above under the caption "SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS" for certain information concerning the beneficial ownership by Allan Ginsburg of Common Stock of the Company.
(4) See footnotes (1), (2) and (4) to the table above under the caption "SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS" for certain information concerning the beneficial ownership by Robert Chestnov of Common Stock of the Company.
(5) See footnotes (1), (2) and (5) to the table above under the caption "SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS" for certain information concerning the beneficial ownership by Howard Ginsburg of Common Stock of the Company.
(6) Includes 16,000 shares of Common Stock which Mr. Brody has the right to acquire pursuant to presently exercisable stock options.
(7) Richard Chestnov holds 27,423 of the shares set opposite his name as co-trustee of a trust, 3,500 of the shares set opposite his name as an officer and director of a charitable foundation, with respect to which, in each case, he shares voting and dispositive power, and 200 shares as custodian for his child. Mr. Chestnov disclaims beneficial ownership of such shares. Also includes 16,000 shares of Common Stock which Mr. Chestnov has the right to acquire pursuant to presently exercisable stock options.
(8) Includes 16,000 shares of Common Stock which Mr. Safer has the right to acquire pursuant to presently exercisable stock options.
(9) Includes 10,000 shares of Common Stock which Mr. Axelrod has the right to acquire pursuant to presently exercisable stock options.
(10) Includes 4,000 shares of Common Stock which Mr. Schechter has the right to acquire pursuant to presently exercisable stock options.
(11) Includes 57,500 shares of Common Stock which Mr. Christon has the right to acquire pursuant to presently exercisable stock options and 1,837 shares allocated to his account under the ESOP.
(12) Reference is made to footnotes (1) through (11) above. Includes an aggregate of 119,500 shares of Common Stock which directors and executive officers of the Company have the right to acquire pursuant to presently exercisable stock options and an aggregate of 29,727 shares of Common Stock allocated to the respective accounts of executive officers of the Company under the ESOP.


Section 16(a) Beneficial Ownership Reporting Compliance.

      Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who beneficially own more than 10% of the Company's Common Stock, to file initial reports of ownership, and reports of changes of ownership, of the Company's equity securities with the Securities and Exchange Commission and furnish copies of those reports to the Company. Based solely on a review of the copies of the reports furnished to the Company to date, or written representations that no statements were required, the Company believes that all statements required to be filed by executive officers and directors of the Company with respect to the Company's fiscal year ended June 30, 2004 were timely filed. In addition, based solely on a review of the copies of the reports furnished to the Company to date, and reports filed with the Securities and Exchange Commission, L. Glenn Naff, a stockholder of the Company, may have failed to file a Form 3, may have filed Forms 4 and 5 late with respect to one hundred thirteen transactions, and may have not filed a Form 4 with respect to one transaction.

Stockholders Agreement

         Abe Ginsburg, Allan Ginsburg, Robert Chestnov and Howard Ginsburg, certain other family members, trusts and custodianships for the benefit of such individuals and family members, an unrelated individual, and the Company are parties to a second amended and restated stockholders agreement dated as of May 12, 2003 (as amended to date, the "Stockholders Agreement"). The Stockholders Agreement, among other things, entitles Abe Ginsburg, Allan Ginsburg, Robert Chestnov and Howard Ginsburg, in their capacity as a stockholders' committee (in such capacity, collectively, the "Stockholders Committee"), acting by the vote of at least two-thirds, or by the unanimous written consent, of the members of the Stockholders Committee, for a period of fifteen years from the date of the Stockholders Agreement, to direct the voting of the shares of Common Stock with respect to which the signatory stockholders have or share, or may hereafter have or share, voting power with respect to all matters submitted to stockholders of the Company at any annual or special meeting of stockholders of the Company or pursuant to a written consent in lieu thereof. At October 20, 2004, the Stockholders Committee was entitled, pursuant to the Stockholders Agreement, to direct the vote as to 1,345,982 shares of Common Stock (51.8%).

Controlled Company

         As described above, under the Stockholders Agreement the members of the Stockholders Committee share the power to direct the vote of 51.8% of the issued and outstanding shares of Common Stock (1,345,982 shares). Accordingly, the Company is a "controlled company" within the meaning of the Corporate Governance Rules of the American Stock Exchange.

                          ITEM 1: ELECTION OF DIRECTORS

Nominees for Election

         A Board of Directors consisting of nine directors is to be elected by stockholders at the Annual Meeting to hold office until the next annual meeting of stockholders and until their respective successors are duly elected and qualified. Unless otherwise specified in the proxies, the shares represented by all proxies received will be voted for the election of the nominees named in the following table, all of whom are now directors of the Company. All nominees have consented to being named in this Proxy Statement and to serve if elected. While the Board of Directors has no reason to believe that any of those named will not be available as a candidate for election as a director of the Company, should such a situation arise, proxies may be voted for the election of the remaining named nominees and for such substitute nominee or nominees as the holders of the proxies may determine.

         Certain information with respect to each director is set forth below:

                                     Director
Name                       Age        Since       Principal Occupation
---------------------    -------   ------------   ----------------------------

Abe Ginsburg ........      87         1968        Chairman of the Executive
                                                   Committee of the Company

Allan Ginsburg ......      62         1968        Chairman of the Board of
                                                   the Company

Robert Chestnov .....      56         1981        President and Chief Executive
                                                   Officer of the Company

Howard Ginsburg .....      62         1981        Vice Chairman of the Board of
                                                   the Company; President
                                                   of the Company's Shane
                                                   Handbag Division

Martin Brody ........      83         1980        Private Investor

Richard Chestnov ....      59         1988        Private Investor

Albert Safer ........      56         1997        President of Safer Textile
                                                   Processing and Kuttner
                                                   Prints, textile mills

Norman Axelrod ......      52         2000        Chief Executive Officer and
                                                   Chairman of Linens 'n Things,
                                                   a leading, large format
                                                   retailer of home textiles,
                                                   housewares and home
                                                   accessories

Harold Schechter ....      60         2003        Chief Financial Officer of
                                                   Diamond Chemical Company
                                                   Inc., a manufacturer of
                                                   cleaning chemicals


Information Concerning the Board of Directors

         The business experience during the last five years of the directors of the Company is as follows:

         Abe Ginsburg has been Chairman of the Executive Committee of the Company since November 29, 1988.

         Allan Ginsburg has been Chairman of the Board of the Company since November 29, 1988.

         Robert Chestnov has been the President and Chief Executive Officer of the Company since November 29, 1988.

         Howard Ginsburg has been Vice Chairman of the Board of the Company since November 29, 1988 and has been President of the Company's Shane Handbag Division for more than the past five years.

         Martin Brody has been a private investor since his retirement on January 1, 1994. From April 1990 through December 1993, Mr. Brody was Vice Chairman of the Board of Restaurant Associates Corporation, the owner and operator of specialty restaurants, and was Chairman of its Board for more than five years prior thereto. Mr. Brody also serves as a director of a number of Salomon Smith Barney mutual funds and preferred income funds.

         Richard Chestnov has been a private investor since 1992. Prior thereto, he was a partner of Chego International, an apparel importer.

         Albert Safer has been President of Safer Textile Processing and Kuttner Prints, textile mills, for more than the past five years. Mr. Safer has also served as President of Safer Development and Management, which is engaged in real estate development and management, for more than the past five years.

         Norman Axelrod has been Chief Executive Officer of Linens 'n Things, Inc., a leading, national large format retailer of home textiles, housewares and home accessories, since 1988, has been Chairman of the Board of that company since 1997 and, until 2000, also held the additional post of President. Mr. Axelrod also serves as a director of Linens `n Things, Inc. and Reebok International.

         Harold Schechter has been Chief Financial Officer of Diamond Chemical Company Inc., a manufacturer of cleaning chemicals, since October 2004. Mr. Schechter served as Vice President, Chief Operating Officer and Chief Financial Officer of Creative Salon Products, an importer and distributor of beauty products, from January 2003 to October 2004, and as Vice President, Chief Operating Officer and Chief Financial Officer of William H. Ranney Associates Inc., which was also an importer and distributor of beauty products, from May 2001 to December 2002. From January 1999 to April 2001, Mr. Schechter served as Vice President-Operations and Purchasing of Monarch Luggage Inc., an importer and distributor of luggage and related items.

         Each of Messrs. Brody, Safer, Axelrod and Schechter meets the independence requirements for members of the Board of Directors under the listing standards of the American Stock Exchange, and the other members of the Board do not meet such requirements.

         Family Relationships. Abe Ginsburg, Chairman of the Executive Committee and a director of the Company, is the father of Howard Ginsburg, Vice Chairman of the Board and a director of the Company. Allan Ginsburg, Chairman of the Board and a director of the Company, is a nephew of Abe Ginsburg and is a first cousin of Howard Ginsburg. Robert Chestnov, President, Chief Executive Officer and a director of the Company, and Richard Chestnov, a director of the Company, are brothers.

         Meetings and Committees. During the Company's fiscal year ended June 30, 2004 the Board of Directors held four meetings. Each director except Martin Brody attended at least 75% of the meetings of the Board of Directors, and of committees of the Board of Directors on which he served, during fiscal 2004. The Company's policy is that directors should make every reasonable effort to attend each annual meeting of stockholders. At the 2003 annual meeting of stockholders, eight of the nine members of the Board were in attendance. The Chairman of the Audit Committee of the Company receives an annual fee of $18,000 for serving as a director and Chairman of the Audit Committee. Each director who is not an employee of the Company (a "non-employee director") other than the Chairman of the Audit Committee receives an annual fee of $12,000 for serving as a director. In addition, each non-employee director in office immediately after each annual meeting of stockholders at which directors are elected, and each non-employee director on the date such person is first elected a director, automatically is granted an option to purchase 2,000 shares of Common Stock under the Company's 1996 Non-Employee Director Stock Option Plan. During the fiscal year ended June 30, 2004, Martin Brody, Richard Chestnov, Albert Safer, Norman Axelrod and Harold Schechter each were granted an option to purchase 2,000 shares of Common Stock at a per share exercise price of $4.85.

         The Company does not have a compensation committee, the functions of which are performed by the Company's Executive Committee and, with regard to stock options, the Board of Directors and the Stock Option Committee. The Executive Committee, whose members are Abe Ginsburg (Chairman), Allan Ginsburg, Robert Chestnov and Howard Ginsburg, meets informally throughout the Company's fiscal year. The Stock Option Committee, whose present members are Martin Brody and Richard Chestnov, did not meet during fiscal 2004. The Company's Audit Committee, which held four meetings during the fiscal year ended June 30, 2004, consists of Harold Schechter (Chairman), Martin Brody and Albert Safer, each of whom meets the independence requirements for audit committee members under the listing standards of the American Stock Exchange. Mr. Schechter is considered to be an audit committee financial expert within the meaning of Securities and Exchange Commission regulations. The Audit Committee's primary function is to assist the Company's Board of Directors in fulfilling the Board's oversight responsibility by reviewing the financial reports and other financial information provided by the Company to any governmental body or the public, the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that may be established from time to time, and the Company's auditing, accounting and financial reporting processes generally. A copy of the charter of the Audit Committee is attached to this proxy statement as Exhibit A.

         Nominations Process. The Company does not have a nominating committee or charter. Historically, the entire Board of Directors has selected nominees for election as directors and the Board believes that this process works well. As a "controlled company" under the Corporate Governance Rules of the American Stock Exchange, the Company is not required to maintain either a standing nominating committee comprised solely of independent directors, or to select nominees by a majority of independent directors.

         The Board will consider nominees that come to its attention from present members of the Board, from employees and other persons. Consideration of potential nominees typically will involve a series of internal discussions, review of information concerning the candidate, and, if appropriate, interviews with selected candidates. While no single factor is determinative in reviewing potential candidates for election to the Board, and there are no specific, minimum qualifications that a nominee must possess, the Board believes that the following factors generally should be considered in the process of selecting nominees for election as directors, whether the individual is recommended by the Board or by a stockholder: applicable laws, rules, regulations and listing standards of the American Stock Exchange; educational experience, work experience and business acumen generally; the then current size and make-up of the Board; a willingness to work productively with the other members of the Board; the ability of the prospective nominee to represent the interests of stockholders of the Company generally; professional experience in the handbag, accessories, apparel, retail, licensing, importing, manufacturing and/or related industries; the prospective nominee's ability to dedicate sufficient time, energy and attention to the performance of his or her duties as a director of the Company; the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for membership on the Company's Board; and personal qualities of leadership, character, integrity and judgment. A nominee to the Board of Directors may, under certain circumstances, be required to be independent within the meaning of the Corporate Governance Rules of the American Stock Exchange and applicable Securities and Exchange Commission regulations. These factors, and any other qualifications considered useful by the Board, are reviewed in the context of an assessment of the perceived needs of the Company and the Board at a particular point in time. As a result, the priorities and emphasis of the Board may change from time to time to consider, among other things, changes in the financial position of the Company, business trends, and the contributions and prospective contributions of members of, and nominees for membership on, the Board. The Board will evaluate nominees of stockholders using the same criteria as it uses in evaluating other nominees to the Board. A stockholder seeking to recommend a prospective nominee for consideration by the Board may submit the nominee's name and qualifications to the Company by mailing it to Secretary, Jaclyn, Inc., 635 59th Street, West New York, New Jersey 07093. The Board will not engage in an evaluation process unless (i) there is a vacancy on the Board of Directors, (ii) a director is not standing for re-election, or (iii) the Board does not intend to recommend the nomination of a sitting director for re-election.

         Stockholder Communications. Stockholders who desire to communicate with the Board, or with a specific director, including on an anonymous or confidential basis, may do so by delivering a written communication to the Board, or to the specific director, c/o the Secretary of the Company at the address set forth in the immediately preceding paragraph. The envelope of any communication which a stockholder wishes to be confidential should be conspicuously marked "Confidential" and the Secretary will not open the communication. The Secretary promptly will forward all stockholder communications to the Board and any specified directors.

         Code of Ethics. The Company has adopted a code of ethics for its principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions.

Audit Committee Report

         Management has the primary responsibility for the Company's financial reporting process, including its financial statements, while the Board is responsible for overseeing the Company's accounting, auditing and financial reporting practices. The Company's independent auditors have the responsibility for the examination of the Company's annual financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States. In assisting the Board in fulfilling its oversight responsibility with respect to the Company's fiscal year ended June 30, 2004, the Audit Committee:

     o Reviewed and discussed the audited financial statements for the fiscal year ended June 30, 2004 with management and Deloitte & Touche, LLP, the Company's independent auditors;

     o Discussed with Deloitte & Touche, LLP the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

     o Received the written disclosures and the letter from Deloitte & Touche, LLP regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee also discussed with Deloitte & Touche, LLP that firm's independence.

         Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the Company's audited financial statements for the fiscal year ended June 30, 2004 be included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission for that year.


                                       Respectfully,

                                       Harold Schechter, Chairman
                                       Martin Brody
                                       Albert Safer


                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth certain summary information for each of the Company's fiscal years ended June 30, 2004, 2003 and 2002 concerning the compensation of the Company's chief executive officer and each of its other executive officers whose compensation for fiscal 2004 exceeded $100,000:

                                                          Long Term
                                                         Compensation
                                          Annual         ------------
                                       Compensation         Awards
                                   --------------------  ------------
                                                           Securities      All Other
Name and                            Salary       Bonus     Underlying    Compensation
Principal Position      Year          ($)         ($)      Options (#)      ($)(1)
-------------------    ------      --------    --------  -------------   ------------
Robert Chestnov,        2004       $380,400    $285,000             --     $  14,684
  President and         2003        357,720     260,000         25,000         8,176
  Chief Executive       2002        350,595          --             --        12,954
  Officer

Allan Ginsburg,         2004       $380,400    $160,000             --     $  11,840
  Chairman of           2003        357,720     160,000         25,000        24,276
  the Board             2002        350,595          --             --        14,992

Howard Ginsburg,        2004       $380,400    $160,000             --     $   8,552
  Vice Chairman         2003        357,720     160,000         25,000        16,791
                        2002        350,595          --             --        13,325

Anthony Christon,       2004       $275,600    $ 85,000             --     $   8,654
  Chief Financial       2003        255,630      40,000         10,000        10,692
  Officer               2002        244,755          --             --        12,856

--------------------

(1) Amounts in this column for the fiscal year ended June 30, 2004 include (i) premiums paid during fiscal 2004 by the Company for term life insurance for the benefit of the Named Executive Officers (Robert Chestnov - $2,006, Allan Ginsburg - $2,006, Howard Ginsburg - $2,006, and Anthony Christon - $1,038), and (ii) reimbursement during fiscal 2004 of medical and/or dental expenses under a supplemental medical and dental expense reimbursement program (the "Medical Expense Program") for executive officers and certain other employees of the Company (Robert Chestnov - $12,678, Allan Ginsburg - $9,834, Howard Ginsburg - $6,546, and Anthony Christon - $7,616).


Stock Options

         Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End
Option Values. The following table sets forth certain information concerning the exercise of options held by the Named Executive Officers during the Company's fiscal year ended June 30, 2004 and the number and value at June 30, 2004 of shares of Common Stock subject to unexercised options held by the Named
Executive Officers. No stock options were granted to the Named Executive
Officers during the Company's fiscal year ended June 30, 2004.

                                                     Number of Securities      Value of Unexercised
                                                         Underlying                In-the-Money
                                                     Unexercised Options        Options at Fiscal
                          Shares                     at Fiscal Year End (#)         Year End($)
                         Acquired                    ----------------------      ---------------
                           Upon           Value           Exercisable/             Exercisable
Name                    Exercise(#)     Realized(1)      Unexercisable           Unexercisable(2)
--------------------    ----------      -----------      -------------           ---------------
Robert Chestnov ....       100,000       $121,688            ---/---                   ---/---
Allan Ginsburg .....        75,000       $ 80,563            ---/---                   ---/---
Howard Ginsburg ....        75,000       $ 80,563            ---/---                   ---/---
Anthony Christon ...         5,000       $ 16,150         57,500/---              $108,406/---

--------------------

(1) Based on the closing price on the American Stock Exchange on the respective dates of exercise less, in each case, the applicable exercise price of the options.
(2) Based on the closing price on the American Stock Exchange on June 30, 2004 of the shares of Common Stock subject to the stock options.


Certain Equity Compensation Plan Information

         The following sets forth certain information as of June 30, 2004 concerning each of the Company's equity compensation plans:

                                                                                     Number of securities
                                 Number of securities                                remaining available for
                                 to be issued              Weighted-average          future issuance under
                                 upon exercise of          exercise price of         equity compensation plans
                                 outstanding options,      outstanding options,      (excluding securities
Plan category                    warrants and rights       warrants and rights       reflected in column (a))
---------------------------      --------------------      --------------------      -------------------------
                                         (a)                       (b)                         (c)
Equity compensation
   plans approved by
   security holders........          237,500                      $2.95                      262,500

Equity compensation
   plans not approved
   by security holders.....          140,000(1)(2)                $2.10                            0

           Total...........          377,500                                                 262,500

--------------------

(1) Includes options to purchase an aggregate of 20,000 shares of Common Stock issuable upon the exercise of non-qualified stock options granted to two sales representatives. Each of the stock options provides for the grant of shares of Common Stock at exercise prices per share equal to the fair market value per share of Common Stock on the date of grant. Pursuant to the terms of each option, the optionee may exercise the option at any time and from time to time for a period of five years from the date of grant, subject to earlier termination under certain circumstances.
(2) Includes an option to purchase an aggregate of 120,000 shares of Common Stock issuable to a consultant to the Company. The option is exercisable as to 40,000 shares of Common Stock during the first year after grant and as to an additional 40,000 shares of Common Stock, on a cumulative basis, on the first and second anniversaries of the date of grant (each 40,000 share installment, a "Tranche"), in each case at an exercise price per share equal to the fair market value per share of Common Stock on the original date of grant. The optionee may exercise a Tranche only during the five-year period after such Tranche becomes exercisable, as described above, subject to earlier termination under certain circumstances.


Pension Plan

         The Company maintains a defined benefit pension plan entitled the "Jaclyn, Inc. Employees Pension Trust" (the "Pension Plan") which covers all non-union employees of the Company and certain of its subsidiaries who have attained age 21 and have completed at least twelve months of service to the Company. The following table sets forth the estimated annual benefit payable under the Pension Plan to an employee who retires at age 65 in 2004 at the remuneration and years-of-service classifications set forth in the table. The benefits do not take into account voluntary employee contributions, are not subject to any deduction for Social Security benefits and represent annual benefits payable for life with one hundred twenty (120) monthly payments guaranteed, commencing at age 65. The table gives effect to the limitations imposed by the Internal Revenue Code of 1986, as amended (the "Code"), on the accrual of benefits on compensation above certain levels (presently a maximum of $170,000).

                                               Assumed Years of Service
       Assumed Annual         -----------------------------------------------------------
    Average Compensation        15           20           25           30           35
    --------------------      -------      -------      -------      -------      -------
    $100,000                  $14,250      $19,000      $23,750      $28,500      $33,250
    $125,000                   18,000       24,000       30,000       36,000       42,000
    $150,000                   21,750       29,000       36,250       43,500       50,750
    $160,000                   23,250       31,000       38,750       46,500       54,250
    $170,000 and greater       24,750       33,000       41,250       49,500       57,750

         Compensation under the Pension Plan includes all cash compensation subject to withholding (as reflected on each participant's Form W-2), excluding commissions, and, as to the Named Executive Officers, would be the amounts set forth opposite their respective names under the captions "Salary" and "Bonus" (subject, however, to the Code limitations referred to above). As of June 30, 2004, the following individuals had the number of years of credited service under the Pension Plan indicated after their names: Allan Ginsburg, 43; Robert Chestnov, 34, Howard Ginsburg, 43; and Anthony Christon 9.

Report on Executive Compensation

         The Company does not have a compensation committee. The Executive Committee of the Board of Directors determines compensation of the Company's executive officers. The Board of Directors and the Stock Option Committee are responsible for the grant of options to purchase shares of Common Stock under the Company's stock option plans and for the administration of all such plans.

         The primary objectives of the Company's executive compensation structure are to maintain executive compensation at competitive levels to retain qualified personnel and to reward individuals for their respective contributions to the Company's success. Bonuses, in particular, are granted in order to reward and acknowledge employees for, among other things, individual initiative and achievement. The grant of stock options is intended to provide executives with a stake in the long-term success of the Company and to coordinate executives' and stockholders' long-term interests by creating a direct link between a portion of executive compensation and increases in the market price of Common Stock.

         A number of factors are considered in determining compensation of executives, such as historical financial results, anticipated revenues and earnings for the next fiscal year, individual contributions to, and length of service with, the Company, compensation levels at other companies (both within and outside the Company's industry), and equity and fairness within the top levels of management. Historically, the Executive Committee generally has fostered the objective of equity and fairness by setting substantially equal salaries for the Company's Chairman of the Board, President and Vice-Chairman of the Board. Decisions are, however, primarily subjective. No specific corporate performance-related targets are formally used and no pre-determined weight is generally assigned to any of the factors mentioned above.

         Robert Chestnov, the Company's Chief Executive Officer, received salary for fiscal 2004 of $380,400 and bonus compensation of $285,000, an aggregate increase of $47,680 compared to fiscal 2003. In granting to Mr. Chestnov an increase in his compensation, the Executive Committee considered a number of factors, including that fiscal 2004 was the second straight year of substantial increases in revenues ($123,850,000 in fiscal 2004) and in net earnings ($1,458,000 in fiscal 2004, or $.54 per diluted share of Common Stock). However, because the Executive Committee increased Mr. Chestnov's compensation for his significant contributions to the Company's performance in fiscal 2003, it decided to reward Mr. Chestnov only modestly for his leadership role in the Company's success in fiscal 2004. During fiscal 2004, the Stock Option Committee did not grant to Mr. Chestnov or any other executive officer any options to purchase shares of Common Stock.

  The Board of                 The Executive          The Stock Option
   Directors                     Committee               Committee
-----------------          -----------------------    ----------------
Allan Ginsburg             Abe Ginsburg, Chairman     Martin Brody
Robert Chestnov            Allan Ginsburg             Richard Chestnov
Howard Ginsburg            Robert Chestnov
Abe Ginsburg               Howard Ginsburg
Martin Brody
Richard Chestnov
Albert Safer
Norman Axelrod
Harold Schechter

Compensation Committee Interlocks and Insider Participation

         The Company's Executive Committee consists of Abe Ginsburg, Allan Ginsburg, Robert Chestnov and Howard Ginsburg and its Stock Option Committee consists of Martin Brody and Richard Chestnov. During the fiscal year ended June 30, 2004, the Company purchased fabric in the ordinary course of business from Kuttner Prints, a corporation in which Albert Safer, a director of the Company, holds a majority equity interest, at a purchase price of $263.80. During such fiscal year, the Company also purchased fabric in the ordinary course of business from Coast-to-Coast Fabrics, Inc., a corporation in which Mr. Safer's wife holds a 50% equity interest, at a purchase price of $94,896.85. The Company believes that the foregoing transactions were on terms no less favorable than it could have received from unrelated third parties. During the fiscal year ended June 30, 2004, Bonnie Sue Levy, a Vice President of the Company, who is a sister of Allan Ginsburg, was paid $190,040 for services rendered to the Company in fiscal 2004, was reimbursed $13,478 for medical and/or dental expenses under the Medical Expense Program, and the Company paid $2,006 for term life insurance for the benefit of Ms. Levy. In addition, during fiscal 2004, Jaclyn Hartstein, Secretary of the Company, who is a daughter of Abe Ginsburg and a sister of Howard Ginsburg, was paid $213,316 for services rendered to the Company in fiscal 2004, was reimbursed $14,772 for medical and/or dental expenses under the Medical Expense Program, and the Company paid $1,590 for term life insurance for the benefit of Ms. Hartstein. Kenneth Ginsburg, who is a son of Allan Ginsburg, was employed by the Company as a production manager at the Company's West New York, New Jersey facility during fiscal 2004, was paid $60,831 for services rendered to the Company in fiscal 2004, and the Company paid $757 for term life insurance for the benefit of Mr. Ginsburg.

Certain Transactions

         On May 20, 2004, the Company purchased 40,000 shares of Common Stock from L. Glenn Naff. The per share purchase price was $5.325, which was the average of the high and low sales price per share of Common Stock on the American Stock Exchange on May 20, 2004 (an aggregate purchase price of $213,000).

Performance Graph

         The following graph compares the yearly percentage change in the cumulative total return on the Company's Common Stock for the five fiscal years ended June 30, 2004 with (i) Media General Financial Services' American Stock Exchange Market Value Index and (ii) a peer group of three companies, consisting of Samsonite Corporation, Movie Star, Inc. and Tandy Brands Accessories, Inc., which during fiscal 2004 either competed with the Company in one of its product categories or was engaged in related industries. The comparison assumes an investment of $100 on July 1, 1999 in the Company and in each of the comparison groups and that all dividends were reinvested.

                               [GRAPHIC OMITTED]


                          1999     2000     2001     2002     2003     2004
                         ------   ------   ------   ------   ------   ------
JACLYN, INC.             100.00    66.67    85.00    59.67    83.33   173.33
PEER GROUP INDEX         100.00    58.35    39.64    48.59    59.21    64.26
AMEX MARKET INDEX        100.00   114.99   112.62   103.75   115.57   137.70

                          ITEM 2: SELECTION OF AUDITORS

General

         The Audit Committee has appointed Deloitte & Touche LLP, independent auditors, to audit the books and accounts of the Company for the fiscal year ending June 30, 2005. This firm is the successor to the firm of auditors which has audited the books of the Company or its predecessor since 1965. A representative of Deloitte & Touche
LLP is expected to be present at the Annual Meeting to respond to appropriate questions and will be given an opportunity to make a statement if such representative desires to do so.

Audit Fees

         Audit fees billed and expected to be billed by Deloitte & Touche LLP for its audit of the Company's consolidated financial statements for the years ended June 30, 2004 and June 30, 2003 and for its review of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission for fiscal 2004 and fiscal 2003 totaled $142,000 and $115,000, respectively.

Audit Related Fees

         Fees billed and expected to be billed by Deloitte & Touche LLP for assurance and related services performed by Deloitte & Touche LLP and reasonably related to the audit and review services performed by Deloitte & Touche LLP and described above under the caption "Audit Fees" totaled $36,000 and $29,000 for fiscal 2004 and 2003, respectively.

Tax Fees

         Fees billed and expected to be billed by Deloitte & Touche LLP for tax compliance, tax advice and tax planning, primarily income tax compliance, totaled $78,000 per year for each of the fiscal years ended June 30, 2004 and June 30, 2003.

All Other Fees

         No other fees were billed or are expected to be billed by Deloitte & Touche LLP for any other services to the Company for the fiscal years ended June 30, 2004 and June 30, 2003.

         All audit, audit-related, tax and other services were pre-approved by the Audit Committee of the Board of Directors. The Audit Committee's pre-approval policies and procedures are to pre-approve, on a case-by-case basis, all audit, audit-related, tax and other services to be performed by the Company's independent auditors.

Required Vote

         The appointment of Deloitte & Touche LLP is subject to ratification by a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting. If the appointment of Deloitte & Touche LLP is not ratified by such stockholder vote, the Audit Committee will reconsider its action and select independent auditors without further stockholder action. The Board of Directors recommends a vote "FOR" ratification of the appointment of Deloitte & Touche LLP as auditors of the Company. Unless otherwise specified in the proxies, the shares represented by all proxies received will be voted "FOR" the appointment of Deloitte & Touche LLP.

                                OTHER INFORMATION

Other Action at the Meeting

         The Board of Directors has not received notice of and is not aware of any other matters that are to be presented for action at the Annual Meeting. If, however, any other matters properly come before the meeting or any adjournment thereof, it is the intention of the persons named in the enclosed form of proxy to vote such proxies in their discretion on such matters, including any matters relating to or dealing with the conduct of the Annual Meeting.

Proposals For 2005 Annual Meeting

         Consistent with Securities and Exchange Commission regulations, stockholder proposals intended to be included in the proxy statement and form of proxy for the 2005 Annual Meeting of Stockholders must be received at the principal executive offices of the Company, 635 59th Street, West New York, New Jersey 07093, no later than July 1, 2005. Any such proposals, as well as any questions relating thereto, should be directed to the Secretary of the Company. As to any proposals intended to be presented by a stockholder without inclusion in the Company's proxy statement and form of proxy for the 2005 Annual Meeting, the proxies named in the Company's form of proxy for that meeting will be entitled to exercise discretionary authority on that proposal unless the Company receives notice of the matter on or before September 4, 2005. However, even if such notice is timely received, such proxies may nevertheless be entitled to exercise discretionary authority on that matter to the extent permitted by Securities and Exchange Commission regulations.

General

         The solicitation of proxies in the accompanying form will be made, at the Company's expense, primarily by mail and through brokerage and banking institutions. In addition, proxies may be solicited in person or by telephone or facsimile, by officers, directors and regular employees of the Company. The Company will reimburse brokerage firms, nominees, fiduciaries and other custodians their reasonable expenses for forwarding the proxy material to beneficial owners and obtaining their instructions.

         Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Annual Meeting in determining the presence of a quorum. Shares of Common Stock that are voted to abstain with respect to any matter are considered shares entitled to vote, and cast, with respect to that matter. Shares of Common Stock subject to broker non-votes with respect to any matter will not be considered as shares entitled to vote with respect to that matter.

                                  By Order of the Board of Directors

                                           Jaclyn Hartstein
                                              Secretary


October 29, 2004

                                                                       EXHIBIT A
                                                                       ---------

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                                       OF
                                  JACLYN, INC.

I.       PURPOSE

         The primary function of the Audit Committee is to assist the Board of Directors (the "Board") of Jaclyn, Inc. (the "Corporation") in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Corporation to any governmental body or the public, the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established and may from time to time establish, and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

         o Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

         o Review and appraise the audit efforts of the Corporation's independent auditors.

         o Provide an open avenue of communication among the independent auditors, financial and senior management and the Board.

The Audit Committee will fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter and such other activities consistent with this Charter as may from time to time be necessary or appropriate.

II.      COMPOSITION OF THE AUDIT COMMITTEE

         The Audit Committee shall be comprised of three or more members of the Board as determined by the Board. The members of the Audit Committee shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. For purposes of this Charter, the definition of independent directors will be based on the rules of the American Stock Exchange, Inc. for audit committees and the provisions of the Securities Exchange Act of 1934 and the rules and regulations thereunder, in each case, as amended, modified or supplemented from time to time. All members of the Audit Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. At least one member of the Committee must be financially sophisticated, in that he or she has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including, but not limited to, being or having been a chief executive officer, chief financial officer, other senior officer with financial oversight responsibilities, and shall be an "audit committee financial expert" as that term is defined in the Securities Exchange Act of 1934 and the rules and regulations thereunder, as amended, modified or supplemented from time to time.

         The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve at the pleasure of the Board or until their successors shall be duly elected and qualified. Unless a chairman of the Audit Committee (the "Chairman") is elected by the Board, the members of the Committee may designate a Chairman by majority vote of the full Audit Committee membership.

III.     MEETINGS

         The Audit Committee shall meet at least one time during each fiscal quarter of the Corporation and at such other times and time to time as called by the Chairman or as requested by the independent auditors. The Audit Committee may ask members of management or others to attend meetings of the Audit Committee and provide pertinent information as necessary. As part of its responsibility to foster open communication, the Audit Committee shall meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or any of these groups believe should be discussed privately. In addition, the Audit Committee or its Chairman shall discuss with management and the independent auditors the Corporation's quarterly financial statements consistent with
Section IV.3. below. The Audit Committee shall maintain minutes or other records of meetings and activities of the Audit Committee.

IV.      RESPONSIBILITIES AND DUTIES

         The duties of the Audit Committee shall include the following:

Documents/Reports Review
------------------------

1. Review this Charter periodically, but at least annually, and update this Charter as conditions dictate.

2. Review, prior to its filing or prior to its release, as the case may be, the Corporation's Form 10-K and annual report to stockholders.

3. Review the Corporation's Form 10-Q prior to its filing. The Chairman may represent the entire Audit Committee for purposes of this review.

4. Review such other reports or other financial information submitted to the Securities and Exchange Commission or the public as the Audit Committee shall deem appropriate. The Chairman may represent the entire Audit Committee for purposes of this review.

Independent Auditors
--------------------

5. Select the independent auditors for each fiscal year, confirm and assure their independence, approve the fees and other compensation to be paid to the independent auditors. On an annual basis, the Audit Committee should review and discuss with the auditors all significant relationships which affect the auditors' independence and should receive the written statement from the independent auditors required by Independence Standards Board Standard No. 1, as amended, modified or supplemented from time to time, and discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, modified or supplemented from time to time, relating to the scope and results of each audit.

6. Approve, in advance, each audit and permitted non-audit service to be performed by the independent auditors, policies and procedures regarding the engagement of the independent auditors for particular types of audit and non-audit services to the extent consistent with and permitted by the Securities Exchange Act of 1934 and the rules and regulations thereunder, as amended, modified or supplemented from time to time; provided, that the Committee is given notice of each engagement for such services by the Corporation and such policies and procedures do not include delegation by the Committee of its responsibilities under applicable law, rules and regulations to the Corporation's management.

7. Recommend to the Board the advisability of having the independent auditors make specified studies and reports as to auditing matters, accounting procedures, tax or other matters.

8. Review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant.

9. Periodically consult with the independent auditors out of the presence of management about internal controls and the completeness and accuracy of the Corporation's financial statements.

Financial Reporting Processes
-----------------------------

10. Review with the independent auditors its opinion about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

11. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent auditors or management.

Process Improvement
-------------------

12. Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

13. Following completion of the annual audit, review separately with each of management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

14. Review any significant disagreement among management and the independent auditors in connection with the preparation of any of the Corporation's financial statements.

15. Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

Legal Compliance
----------------

16. Review, with the Corporation's counsel, legal compliance matters including corporate securities trading policies.

17. Review with the Corporation's counsel any legal matter that could have a significant impact on the Corporation's financial statements.

Other Responsibilities and Powers
---------------------------------

18. Establish procedures for the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters.

19. Establish procedures for the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

20. Retention of such independent counsel, accountants and other advisers as it deems necessary to carry out the Committee's duties.

21. Perform any other activities consistent with this Charter, and the Corporation's Certificate of Incorporation, By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

Front of Card
-------------

JACLYN, INC.                                                               Proxy
--------------------------------------------------------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned stockholder hereby appoints JACLYN HARTSTEIN and LLOYD FRANK, and any one of them, the proxies of the undersigned, with power of substitution, hereby revoking any proxy heretofore given, to vote all shares which the undersigned is entitled to vote at the 2004 Annual Meeting of Stockholders of JACLYN, INC. (the "Company") to be held at the Company's offices, 635 59th Street, West New York, New Jersey 07093, on November 30, 2004, at 9:00 a.m., and at any adjournments and postponements thereof, with all powers the undersigned would possess if personally present upon the matters set forth on the reverse side hereof.


                                Date ___________________________________________

                                Signature ______________________________________

                                Signature ______________________________________

                                NOTE: PLEASE DATE AND SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF ACTING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC., YOU SHOULD SO INDICATE. IF THE SIGNER IS A CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER. IF SHARES ARE HELD JOINTLY, EACH STOCKHOLDER SHOULD SIGN.

--------------------------------------------------------------------------------
Back of Card
------------

    The Board of Directors recommends a                                  The Board of Directors recommends a
             vote FOR item 1                                                      vote FOR item 2.
             ---------------                                                      ----------------
                                               Withhold
1.  Election of Directors       For All        From All               2. Ratify           For      Against     Abstain
                                                                         independent
     Nominees:                    [ ]             [ ]                    auditors         [ ]        [ ]         [ ]
     Abe Ginsburg
     Allan Ginsburg             (To withhold authority to vote
     Robert Chestnov            for any individual nominee, strike
     Howard Ginsburg            a line through the nominee's name.)
     Martin Brody
     Richard Chestnov
     Albert Safer
     Norman Axelrod
     Harold Schechter



The proxies are authorized to vote upon such other matters as may properly come before the meeting. Each properly executed proxy will be voted as directed by the stockholder(s). If no direction is given, such shares will be voted FOR the election of all listed nominees for director, FOR Item 2, and in the discretion of the proxies on any other matters that may properly come before the meeting.